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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 13, 1999

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        0-12771                                          95-3630868
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 546-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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                                    FORM 8-K

ITEM 5. OTHER EVENTS.

     (a) On January 8, 1999, the Board of Directors established the price of the Class A Common Stock of the Registrant at $69.82. Pursuant to the Registrant's Certificate of Incorporation, the price applicable to shares of Class B Common Stock of the Registrant is equal to five times the price of the Class A Common Stock.

     The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula. The following table sets forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors sets the market factor at the value which causes the formula to yield the price which the Board of Directors believes reflects a fair market value.


                                                                                     "W" or             Price            Price
                                     "E" or         "W(1)" or                        Weighted         Per Share        Per Share
                       Market     Stockholders        Shares         "P" or         Avg. Shares      of Class A       of Class B
      Date             Factor       Equity(1)     Outstanding(2)   Earnings(3)    Outstanding(4)    Common Stock     Common Stock
      ----             ------     -----------     --------------  ------------    --------------    ------------     ------------
October 10, 1997......   3.20     583,211,000        54,369,492    70,701,000        53,229,203         $34.78         $173.90
January 9, 1998.......   3.60     663,811,000        55,148,817    71,804,000        53,993,996         $39.13         $195.65
April 10, 1998........   3.90     754,778,000        57,511,742    84,794,000        54,889,045         $47.22         $236.10
July 10, 1998.........   3.90     889,231,000        60,638,881   101,956,000        55,934,116         $54.90         $274.50
October 9, 1998.......   3.70     935,179,000        61,495,949   119,728,000        57,423,808         $58.87         $294.35
January 8, 1999.......   3.80     980,390,000        61,786,525   147,609,000        58,843,368         $69.82         $349.10

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(1)  "E" or Stockholders Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(2) "W(1)" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of that fiscal quarter.

(3) "P" or Earnings = the earnings of the Registrant for the four fiscal quarters immediately preceding the price determination.

(4) "W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing diluted earnings per share.

     (b) On January 4, 1999, Network Solutions, Inc. ("NSI"), a subsidiary of the Registrant, filed with the Securities and Exchange Commission a registration statement for a proposed secondary offering of 4,580,000 shares of NSI Class A Common Stock. Of the shares to be offered, Registrant intends to sell 4,500,000 shares and other selling stockholders of NSI intend to sell 80,000 shares. After this secondary offering is completed, Registrant will retain an approximate 45 percent economic ownership in NSI.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


(Registrant)                            SCIENCE APPLICATIONS
                                        INTERNATIONAL CORPORATION



Date: January 13, 1999                  By  /s/ Douglas E. Scott
                                           -------------------------------------
                                             Douglas E. Scott
                                        Its: Senior Vice President
                                             and General Counsel